Jefferies TMT Conference May 13, 2015 “ENABLING THE DIGITAL OIL FIELD” Exhibit 99.1

Forward-looking Statements

Certain statements made in this presentation may constitute "forward- looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan" or other similar words.
Forward-looking statements included in this presentation include, without limitation, statements regarding future average bandwidth for offshore rigs, future ultra-deep water rig supply, projected revenue, EBITDA, UFCF, Cash Earnings and Cash EPS numbers for RigNet. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption
“Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal year December 31, 2014, and in our
Form 10-Q for the quarter ending March 31, 2015, which is incorporated by reference herein.
RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.
In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.
Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

RigNet Investment Highlights

Strong Historic Organic Growth within the Oil and Gas Industry
Growing and Attractive Long-Term Market Runway in the Digital
Oilfield
High Operating Leverage / Free Cash Flow
RigNet (NASDAQ: RNET) provides digital technology solutions for offshore and onshore drilling rigs, production facilities, energy maritime vessels and other remote locations, effectively spanning the global oil and gas industry
Strong Balance Sheet with Significant Debt Capacity to Support
Growth
Leverages Best in Class Remote Communications Technologies
Low Customer Churn, Stable End-User Pricing and High Barriers
to Entry

RigNet Provides Mission Critical Technology Solutions
for the Digital Oilfield…
RigNet
has the experience to provide
“Life of the Field” solutions beyond just
telecommunications.
•
•
•
RigNet
provides solutions ranging from:
•
•
•
Leverage our digital communications technology
to enhance customers’ productivity
Expertise applies equally to remote
job sites and back-office IT infrastructure
More than 1,200 remote sites in over
50 countries on six continents
Fully-managed voice and data networks
Video conferencing and real-time data
services
Bandwidth intensive “big data” applications

…That Allow Oil and Gas Companies to Operate in a
Productive, Efficient and Safe Manner

HARDWARE
Remotely managed appliances
Managed Solution with 24x7 Support
SOLUTIONS
A rich portfolio of innovative
products and collaborative
solutions that allow for improved
performance, minimized risk and
increased efficiency
CONNECTIVITY
Fully managed communication
solution with multiple connectivity
technologies for best performance
capabilities
Complete managed services
solution for Global Connectivity

What Does Fully Managed Digital Technology Mean for
RigNet and its Customers?

RigNet
provides a fully managed
communications package, bundling network
services and value-added offerings such as
crew welfare enhancements.
This end-to-end connectivity solution
maximizes uptime, reliability and security.
In turn, RigNet benefits from multiple
revenue growth streams:
•
•
•
A majority of this revenue comes from
recurring, multi-tenant business models
under long-term contracts.
Additional sites
ARPU growth from advanced solutions
Multi-tenancy

Two Way Radio and Telephony
systems improve crew
connectivity and
operational safety while
reducing NPT
Security systems protect capital
investments on site and online
Entertainment Systems enhance
crew welfare, training
effectiveness and skill retention
Cellular, Microwave and Satellite
Backhaul link services at the edge to
core networks, delivering  true end-
to-end  Digital Technology
Solutions worldwide
VSAT and Microwave Systems enable
future proof access, adaptable to
changing bandwidth needs
Remote Access and LAN/WAN Networks
enable Big Data, Industrial Internet  of Things and other
data-intensive needs  in real time at the edge
End-to-End HQ Integration
improves system performance
and operational productivity
RigNet Helps Enable The Digital Oilfield
1 NPT – Non-Productive Time
1

Large and Attractive Core “Life of the Field” Energy
Market

Life of the Field Energy Market
Offshore rigs (a) U.S. Onshore (b) Production (a) Energy Maritime (a) Intl land (b)
Assets
Jackups,
Semisubmersibles
and Drillships
Rigs, Remote
Offices, Man
Camps, etc.
Fixed and Floating
Installations
Supply, Seismic,
Support and
Construction
Rigs, Remote
Offices, Man
Camps, etc.
Characteristics
Highly complex
and regulated
drilling operations
Smaller
installations with
shorter contracts
Long lived assets;
large crew size
drives data needs
Global fleets that
are highly mobile
Stable and growing
markets
Addressable units
760+ 850+ 8,980+ 4,080+ 2,300+
RigNet market share
32% 15% NA NA NA
Management estimates that RigNet’s communications day rates
represent <1% of offshore rig day rates
(a) Addressable units exclude scrapped, canceled, cold stacked and assets not yet delivered
(b) Addressable units include only rigs; Intl land count excludes Russia and Central Asia
NA =  Not Available
Source: IHS-Petrodata (January 1, 2015), Baker Hughes Rig Count (February 27, 2015), Spears and Associates (December 2014), Company Estimates

9 Oil & Gas Asset owners Oil & Gas Operators Contractors/Service Companies Diverse customer base with no excessive concentration RigNet Supports the Digital Oilfield Needs of a Blue-Chip Customer Base

Bandwidth Needs Growing at the Edge
Source: Northern Sky Research, Energy Markets via Satellite 5    Edition (February 2015)
1 NPT – Non-Productive Time
2 TPE – Transponder Equivalent
Total Oil & Gas VSAT Market
Fixed-Service Satellite (FSS) and
High-Throughput Satellite (HTS)
2014 – 2024 Capacity Demand
Key drivers
•
•
• Overseeing and directing offshore activities from
onshore decision centers
•
• Aftermath of BP Macondo spill
•
• Keeping crews happy and healthy in their off hours
•
• More remote, harsh and complex
•
Average bandwidth per offshore rig expected
to increase from 1.0 Mbps in 2012 to 2.2
Mbps in 2017
•
Favorable technology changes in downhole
communications and satellite backhaul
(high-throughput satellites)
Video-related services
Integrated operations (reducing NPT
1
)
Safety focus / increased regulatory oversight
Crew welfare
Ultra-deep water exploration
5.0
10.0
15.0
20.0
25.0
30.0
0
20
40
60
80
100
120
2014 2016 2018 2020 2022 2024
Oil & Gas Markets Capacity Demand
By Bands
FSS C-band FSS Ku-band GEO-HTS, C
GEO-HTS, Ku GEO-HTS, Ka Non-GEO HTS
th

Outlook for Ultra-Deep Water (UDW) Market Strong Over the Long-
Term Will Drive the Need for Reliable Remote Communications
(1) Current UDW activity defined as rigs with 7,500’+ water depth capability and contracted as of March 1, 2015
(2) Visible supply includes rigs with 7,500’+ water depth capability either currently under construction, planned or on order
Source: IHS-Petrodata RigBase Current Activity Data (March 1, 2015)
Future UDW Rig Supply
Current UDW Activity
• UDW drilling is more complex and remote with high safety, operational and performance requirements
• Additional UDW markets are expanding, which requires robust, remote communications in new areas
• UDW rig supply growing to meet demand
11
38
29
50
Existing UDW
Markets
Emerging UDW
Markets
1
2
1
5
2
5
8
6
RigNet POP
RigNet Offices
RigNet Teleport RigNet CoreHUB
146 146 146 146 146 146 146
22
25
42
56
65
69 70
168
171
188
202
211
215
216
2014 2015 2016 2017 2018 2019 2020
Delivered Visable supply
1
2

Growth Driven by Market Share Gains

Global Market Share by Revenue
•
RigNet is the only major provider to have grown market share over the past few years –
RigNet’s managed services model is preferred to transport providers
•
RigNet delivers on criteria important to demanding oil and gas customers
•
RigNet is the last remaining independent global provider of remote communications to the oil and gas industry after recent provider consolidation wave
•
Customer quote from recent industry study:  “RigNet is flexible, pragmatic, responsive and they smell like oil people”
(a) 2013 shows RigNet and Stratos market share combined to illustrate RigNet’s acquisition of the Inmarsat Energy Broadband business
Source: Various; Company analysis
Industry Ranking vs. Key Success Criteria
Global Footprint
Strong
Value-Added
Solutions
Strong
Network
Reliability
Strong
Customer
Support
Strong
’05-’13
7%
15%
22%
30%
38%
14%
6%
7%
6%
51%
48%
44%
43%
43%
27%
31%
26%
21%
19%
100% 100% 100% 100% 100%
2005 2007 2009 2011 2013(a)
RigNet Stratos Harris Caprock Other

History of Strong Growth

Revenue
1
$ in millions
(1) 2007 – 2013 financials exclude Inmarsat Energy Broadband transaction
(2) UFCF defined as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, change in fair value of derivatives, stock-based compensation, IPO or merger/acquisition costs and related bonuses, restructuring charges and non-recurring items less capital expenditures
Source:  Company data
•
High EBITDA margins from operating leverage; favorable free cash flow
•
Strong balance sheet and debt capacity to support future organic and inorganic growth
•
All organic growth until Nessco acquired in Q3, 2012 and Inmarsat EE in Q1, 2014
EBITDA and UFCF
1,2
$ in millions
$67
$90
$81
$93
$109
$162
$221
$330
2007 2008 2009 2010 2011 2012 2013 2014
$18
$30
$29
$30
$33
$44
$56
$74
$10
$22
$19
$16
$14
$22
$26
$33
2007 2008 2009 2010 2011 2012 2013 2014
EBITDA UFCF

% margin
21.6% 22.0% 21.4% 8.7% 11.6% 10.8%
Q1’15 Performance
14
Revenue
$ in millions
EBITDA
$ in millions
UFCF
1
$ in millions
(1) UFCF defined as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, change in fair value of derivatives, stock-based compensation, IPO or merger/acquisition costs and related bonuses, restructuring charges and non-recurring items less capital expenditures
• Revenue increased to $77.7 million in Q1’15 up 3.5% compared to the same quarter last year
• Achieved quarterly adjusted EBITDA of $17.1 million up 5.6% over the same quarter last year
• UFCF
1
of $9.0 million, up 37.9% over the same quarter last year
• Capital expenditures of $8.1MM were $1.6 million below the same quarter last year, contributing to even higher cash conversion from lower capital expenditures in times of cyclically lower volume growth
$75.0
$77.7
$86.7
Q1'14 Q1'15 Q4'14
$16.2
$17.1
$18.5
Q1'14 Q1'15 Q4'14
$6.6
$9.0
$9.3
Q1'14 Q1'15 Q4'14

Outstanding Share Price Performance

Source:  FactSet
5/8/2015: Up
202% since IPO;
RNET stock price at
$36.28 per share
7/5/2012 Announced
Nessco acquisition;
RNET stock price at
$16.90 per share
12/14/2010: IPO
priced at $12 per
share
8/1/2013: Announced acquisition of
Inmarsat Energy Broadband assets and GX
commercial distribution agreement; RNET
stock price at $27.93 per share
8/20/2013: KKR announced
agreement to acquire 27% of
RigNet from Cubera ; RNET
stock price at $33.63 per share
S&P 500 (indexed)
Annotations
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$20.00
$25.00
$30.00
$35.00
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$45.00
$50.00
$55.00
$60.00
12/15/2010 9/8/2011 6/2/2012 2/24/2013 11/19/2013 8/13/2014 5/8/2015

Five Year Oil Price Chart

Source:  FactSet
• Five market downturns
since the late 1980’s
• Each downturn has lasted 1
– 2 years on average
• This downturn has occurred
quicker than any other
•
Question is not if
there will
be a recovery, but………
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5/7/2010 5/6/2011 5/4/2012 5/3/2013 5/2/2014 5/1/2015
Brent WTI

RigNet Investment Highlights

Strong Historic Organic Growth within the Oil and Gas Industry
Growing and Attractive Long-Term Market Runway in the Digital
Oilfield
High Operating Leverage / Free Cash Flow
RigNet (NASDAQ: RNET) provides digital technology solutions for offshore and onshore drilling rigs, production facilities, energy maritime vessels and other remote locations, effectively spanning the global oil and gas industry
Strong Balance Sheet with Significant Debt Capacity to Support
Growth
Leverages Best in Class Remote Communications Technologies
Low Customer Churn, Stable End-User Pricing and High Barriers
to Entry

THANK YOU 18

APPENDIX 19

Reconciliation of Net Income to Adj. EBITDA

($ in thousands) 2011 2012 2013 Q1’14 Q2’14 Q3’14 Q4’14 2014 Q1’15
Net income (loss) $9,752 $12,021 $16,544 $2,308 $5,748 $5,930 $1,997 $15,983 $(942)
Interest expense 1,249 1,552 2,283 481 565 588 551 2,185 511
Depreciation and
amortization
14,584 17,534 21,049 6,797 7,280 7,530 7,855 29,462 8,096
Impairment of goodwill 0 0 0 0 0 0 2,719 2,719 0
Foreign exchange impact
of intercompany financing
activities
0 0 0 0 0 0 856 856 0
(Gain) loss on retirement
of property and
equipment
(165) (131) 66 (73) (10) 74 (35) (44) (12)
Stock based
compensation
1,534 2,502 2,963 1,148 1,195 1,307 602 4,252 949
Restructuring costs 0 0 0 0 0 0 0 0 6,198
Acquisition costs 0 1,372 4,115 2,332 590 0 0 2,922 0
Income tax expense 6,502 8,733 9,158 3,215 3,438 4,751 3,996 15,400 2,314
Adjusted EBITDA (non-
GAAP measure)
$33,456 $43,583 $56,178 $16,208 $18,806 20,180 18,541 73,735 $17,114

Reconciliation of Net Income to Cash EPS and
Unlevered Free Cash Flow

($ in thousands) Q1’15
Net income (loss) $(942)
Interest expense 511
Depreciation and amortization 8,096
Impairment of goodwill 0
Foreign exchange impact of intercompany financing activities 0
(Gain) on retirement of property and equipment (12)
Stock based compensation 949
Restructuring costs 6,198
Acquisition costs 0
Income tax expense 2,314
Adjusted EBITDA (non-GAAP measure) $17,114
Interest Expense (511)
Income Tax Expense (2,314)
Cash Earnings (non-GAAP measure) $14,289
Diluted Shares 17,463
Cash EPS (non-GAAP measure) $0.82
Adjusted EBITDA (non-GAAP measure) $17,114
Capital expenditures 8,073
Unlevered Free Cash Flow (non-GAAP measure) $9,041